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Exhibit 10.15

McCormick & Schmick's
Termination of Covenant Not to Compete

        This Termination of Covenant Not to Compete ("Termination") is effective as of June 25, 2004 between McCormick & Schmick Acquisition Corp., a Delaware corporation ("MSAC"), McCormick & Schmick Holdings LLC, a Delaware limited liability company ("Holdings"), McCormick & Schmick's Seafood Restaurants, Inc. ("MSSR") and Douglas L. Schmick ("Executive").

Recitals

        A.    MSAC and Executive are parties to a Covenant Not to Compete, effective as of January 1, 2004 (the "Covenant Not to Compete"), under which MSAC pays Executive $175,000 annually in consideration of Executive's agreement not to compete with MSAC.

        B.    MSSR, a wholly owned subsidiary of Holdings which is the indirect parent of MSAC and MSRC, has filed a registration statement on Form S-1 to register with the Securities and Exchange Commission shares of common stock in an underwritten initial public offering (the "IPO").

        C.    In connection with the IPO, the parties have determined that it is in their mutual best interest to terminate the Covenant Not to Compete.

Agreement

        1.     Termination. Effective as of June 25, 2004 (the "Termination Date"), the Covenant Not to Compete is terminated; provided, however, that if MSSR determines not to proceed with the IPO, Executive and MSAC shall enter into a covenant not to compete with terms substantially similar to the Covenant Not to Compete.

        2.     Consideration. In consideration of Executive's termination of the Covenant Not to Compete, Holdings agrees to pay to Executive $286,712 (the "Termination Fee"), which shall be paid within 30 days of the Termination Date; provided, however, that if MSSR determines not to proceed with the IPO and the parties enter into a new covenant not to compete, Executive shall return the Termination Fee to MSSR.

        3.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon one instrument.

[Signature page follows.]

        In witness whereof, the Parties have executed this Termination of Covenant Not to Compete as of the date first written above.

McCormick & Schmick Acquisition Corp.
By:

Name:

Title:

McCormick & Schmick Holdings LLC
By:

Name:

Title:

Douglas L. Schmick

McCormick & Schmick's
Termination of Covenant Not to Compete

        This Termination of Covenant Not to Compete ("Termination") is effective as of June 25, 2004 between McCormick & Schmick Acquisition Corp., a Delaware corporation ("MSAC"), McCormick & Schmick Holdings LLC, a Delaware limited liability company ("Holdings"), McCormick & Schmick's Seafood Restaurants, Inc. ("MSSR") and William P. McCormick ("Executive").

Recitals

        A.    MSAC and Executive are parties to a Covenant Not to Compete, effective as of January 1, 2004 (the "Covenant Not to Compete"), under which MSAC pays Executive $175,000 annually in consideration of Executive's agreement not to compete with MSAC.

        B.    MSSR, a wholly owned subsidiary of Holdings which is the indirect parent of MSAC and MSRC, has filed a registration statement on Form S-1 to register with the Securities and Exchange Commission shares of common stock in an underwritten initial public offering (the "IPO").

        C.    In connection with the IPO, the parties have determined that it is in their mutual best interest to terminate the Covenant Not to Compete.

Agreement

        1.     Termination. Effective as of June 25, 2004 (the "Termination Date"), the Covenant Not to Compete is terminated; provided, however, that if MSSR determines not to proceed with the IPO, Executive and MSAC shall enter into a covenant not to compete with terms substantially similar to the Covenant Not to Compete.

        2.     Consideration. In consideration of Executive's termination of the Covenant Not to Compete, Holdings agrees to pay to Executive $286,712 (the "Termination Fee"), which shall be paid within 30 days of the Termination Date; provided, however, that if MSSR determines not to proceed with the IPO and the parties enter into a new covenant not to compete, Executive shall return the Termination Fee to MSSR.

        3.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon one instrument.

[Signature page follows.]

        In witness whereof, the Parties have executed this Termination of Covenant Not to Compete as of the date first written above.

McCormick & Schmick Acquisition Corp.
By:

Name:

Title:

McCormick & Schmick Holdings LLC
By:

Name:

Title:

William P. McCormick

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